Exhibit 32.1


           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Fortune Diversified Industries, Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Carter M. Fortune, as Chief Executive Officer (Principal Operating Officer), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section13(a) or 15(d) of The Securities Exchange Act of 1934, and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                                  /s/ Carter M. Fortune
                                                  -----------------------------
                                                  Carter M. Fortune
                                                  Chief Executive Officer
                                                  (Principal Operating Officer)
                                                  November 26, 2003